[INFORMATICA LOGO]


Contacts:    Meagan Busath                        Stephanie Moser
             Public Relations                     Investor Relations
             650-385-5345                         650-385-5261
             mbusath@informatica.com              smoser@informatica.com

          INFORMATICA REPORTS SECOND QUARTER REVENUES OF $53.0 MILLION

REDWOOD CITY, Calif., July 20, 2004 - Informatica Corporation (NASDAQ: INFA), a leading provider of data integration software, today announced financial results for the second quarter ended June 30, 2004.

      Revenues for the second quarter of 2004 were $53.0 million, up from the $50.6 million recorded in the second quarter of 2003. Net income for the second quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $1.0 million or $0.01 per diluted share, compared with net income of $3.3 million or $0.04 per diluted share in the second quarter of 2003. Pro forma net income for the second quarter of 2004 was $3.3 million or $0.04 per diluted share, compared to $3.4 million and $0.04 per diluted share in the second quarter of 2003.

      For the six-month period ending June 30, 2004, revenues were $107.2 million, an increase from the $99.0 million recorded during the first six months of 2003. GAAP net income for the first six months of 2004 was $2.9 million or $0.03 per diluted share. Pro forma net income for the first six months of 2004 was $6.5 million or $0.07 per diluted share. Pro forma operating results discussed in this press release exclude charges related to the amortization of acquired technology, intangible assets and stock-based compensation. A reconciliation of pro forma operating results and GAAP results is included in the financial statements attached below.

      "Although this quarter was disappointing, we expect to benefit from the strong team we have put in place as we focus on increasing our sales and marketing productivity during the second half of this year," said Earl Fry, executive vice president and chief financial officer at Informatica.

      "It is a great testament to the value that Informatica's products deliver that over two-thirds of our orders come from our installed base of 2000-plus customers," said Sohaib Abbasi, incoming president and chief executive officer at Informatica. "With world-class

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products, a solid management team, and a strong customer base, I am looking forward to leading Informatica to the next level."

      Significant milestones achieved in the second quarter of 2004 include:

      - SIGNED REPEAT BUSINESS WITH 119 CUSTOMERS. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included American Red Cross, Chicago Board of Trade, Dresdner Bank, eBay, Federal Bureau of Investigation, General Electric, Hewlett Packard, La Poste, Lockheed Martin, Societe Air France, Stanford University and Waste Management.

      - SIGNED 62 NEW CUSTOMERS. Informatica increased its customer base this quarter to over 2,050 companies. New customers included ACH Food Companies, Collegiate Funding Services, Colonial Life Accident Insurance Company, Defense Finance & Accounting Service, HNI Corporation, Hyundai Motor Company, State of Louisiana, U.S. Department of Agriculture, U.S. Sugar Corporation, University of Missouri, University of Toronto, Verizon Canada and XM Satellite Radio.

      - LAUNCHED UNIVERSAL DATA SERVICES (UDS) ARCHITECTURE. Informatica announced its product vision and roadmap for delivering Universal Data Services. Informatica's UDS architecture is unique in that it enables shared data services for access, integration, visualization and auditing to come together on an as-needed basis to address existing and emerging business problems and opportunities.

      - LAUNCHED NEW JAPANESE SUBSIDIARY. Informatica launched a Japanese subsidiary, hiring seasoned executive Takemi Hojo as country manager for Informatica KK. The company also strengthened its strategic partnership with Mitsubishi Electric Information Technology Corporation, which is expanding its support for Informatica products and customers in Japan with additional Informatica-certified consultants, technical support capabilities and engineering resources for localization, testing and quality assurance.

      - REACHED 2,000TH CUSTOMER MILESTONE. Informatica's world-class customer base topped 2,000 with the addition of the U.S. Department of Agriculture (USDA) and the Center for Agribusiness Excellence
            (CAE) at Tarleton State University.

      - NAMED MARKET SHARE LEADER BY LEADING ANALYST FIRM. In a June 22, 2004 report, Forrester Research stated that Informatica captured the leadership position once again in 2003 with 23 percent of the ETL market, a component of the broader data integration market.

      - WON PRESTIGIOUS INDUSTRY AWARD FOR CUSTOMER IMPLEMENTATION. The Deutsche Borse Group and Informatica won The Data Warehousing Institute's 2004 Best Practices Award in the Real-time Data Warehousing category, marking the eighth consecutive year that an Informatica customer has won a TDWI Best Practices Award. In addition, Optimus Telecomunicacoes SA and Owens & Minor won Best Practices Awards this year for their implementations of Informatica's products.

      To supplement the company's condensed consolidated financial statements presented on a GAAP basis, Informatica uses pro forma measures of net income and net income per share. These measures are adjusted to exclude certain charges and expenses discussed above and in the attached supplemental consolidated statements of operations, which the company believes are appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the company's current period GAAP results are made with the intent of providing both management and investors a more complete understanding of the company's underlying operational results, trends and marketplace performance. Informatica believes that the inclusion of these pro forma financial measures provides consistency and comparability with its historical reports of financial results, as well as comparability to similar companies in the company's industry, many of which present similar pro forma financial measures to investors. In addition, these pro forma results are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles in the United States.

      Informatica will be discussing its second quarter 2004 results on a conference call today beginning at 2:00 p.m. PDT / 5:00 p.m. EDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 83714997.

ABOUT INFORMATICA

      Informatica Corporation (NASDAQ: INFA) is a leading provider of data integration software. Using Informatica products, companies can access, integrate, visualize, and audit their enterprise information assets to help improve business performance, increase customer profitability, streamline supply chain operations and proactively manage regulatory compliance. More than 2,000 companies worldwide rely on Informatica for their end-to-end enterprise data integration needs. For more information, call 650-385-5000 (1-800-970-1179 in the U.S.), or visit www.informatica.com.

      This Press Release contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995, particularly statements referencing the Company's expected benefits of its newly hired personnel and its focus on increasing sales and marketing productivity. These statements are not guarantees of future developments and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results and outcomes may differ materially from what is expressed in any such forward-looking statements. Such risks and uncertainties include the effects of changes in sales management, the impact of increased focus on sales and marketing productivity, possible delays in the development, availability and shipment of new products and enhancements to existing products, and risks associated with changes in general economic conditions. Further risks are detailed from time to time in Informatica's SEC reports, including its Form 10-K Report and Form 10-Q filings. Informatica assumes no duty to update any of the forward-looking statements in this release.

                                       ###

Note: Informatica is a registered trademark of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED                     THREE MONTHS ENDED
                                                                    JUNE 30, 2004                          JUNE 30, 2003
                                                       ------------------------------------    ------------------------------------
                                                         GAAP      ADJUSTMENTS*   PRO FORMA      GAAP      ADJUSTMENTS*   PRO FORMA
                                                         ----      ------------   ---------      ----      ------------   ---------
Revenues:
  License ..........................................   $ 23,292     $      --     $  23,292    $ 23,588     $      --     $  23,588
  Service ..........................................     29,742            --        29,742      27,031            --        27,031
                                                       --------     ---------     ---------    --------     ---------     ---------
    Total revenues .................................     53,034                      53,034      50,619                      50,619

Cost of revenues:
  License ..........................................        624            --           624         637            --           637
  Service ..........................................      9,663           (12)        9,651       9,679            --         9,679
  Amortization of acquired technology ..............        581          (581)           --         115          (115)           --
                                                       --------     ---------     ---------    --------     ---------     ---------
    Total cost of revenues .........................     10,868          (593)       10,275      10,431          (115)       10,316
                                                       --------     ---------     ---------    --------     ---------     ---------
Gross profit .......................................     42,166           593        42,759      40,188           115        40,303

Operating expenses:
  Research and development .........................     13,924        (1,451)       12,473      11,358           (19)       11,339
  Sales and marketing ..............................     22,590          (250)       22,340      20,782            --        20,782
  General and administrative .......................      4,709            20         4,729       5,395            --         5,395
  Amortization of intangible assets ................         48           (48)           --          25           (25)           --
                                                       --------     ---------     ---------    --------     ---------     ---------
    Total operating expenses .......................     41,271        (1,729)       39,542      37,560           (44)       37,516
                                                       --------     ---------     ---------    --------     ---------     ---------
Income from operations .............................        895         2,322         3,217       2,628           159         2,787
Interest income and other, net .....................        426            --           426       1,257            --         1,257
                                                       --------     ---------     ---------    --------     ---------     ---------
Income before income taxes .........................      1,321         2,322         3,643       3,885           159         4,044
Income tax provision ...............................        342            --           342         596            --           596
                                                       --------     ---------     ---------    --------     ---------     ---------
Net income .........................................   $    979     $   2,322     $   3,301    $  3,289     $     159     $   3,448
                                                       ========     =========     =========    ========     =========     =========
Net income per share:
  Basic and diluted ................................   $   0.01                   $    0.04    $   0.04                   $    0.04
                                                       ========                   =========    ========                   =========
Weighted shares used to compute net income per share:
  Basic ............................................     85,557                      85,557      80,143                      80,143
                                                       ========                   =========    ========                   =========
  Diluted ..........................................     88,394                      88,394      82,777                      82,777
                                                       ========                   =========    ========                   =========

* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                                THREE MONTHS ENDED
                                                  JUNE 30, 2004
                                                  -------------
                                                 2004        2003
                                                 ----        ----
NET INCOME, GAAP: ............................  $  979      $3,289
  AMORTIZATION OF ACQUIRED TECHNOLOGY ........     581         115
  AMORTIZATION OF INTANGIBLE ASSETS ..........      48          25
  AMORTIZATION OF STOCK-BASED COMPENSATION ...   1,693          19
                                                ------      ------
NET INCOME, PRO FORMA: .......................  $3,301      $3,448
                                                ======      ======

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                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                  SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                                    JUNE 30, 2004                         JUNE 30, 2003
                                                        -----------------------------------    -----------------------------------
                                                          GAAP     ADJUSTMENTS*   PRO FORMA      GAAP     ADJUSTMENTS*   PRO FORMA
                                                          ----     ------------   ---------      ----     ------------   ---------
Revenues:
  License ...........................................   $ 48,210    $      --     $  48,210    $ 46,454    $      --     $  46,454
  Service ...........................................     58,997           --        58,997      52,586           --        52,586
                                                        --------    ---------     ---------    --------    ---------     ---------
    Total revenues ..................................    107,207           --       107,207      99,040                     99,040

Cost of revenues:
  License ...........................................      1,725           --         1,725       1,224           --         1,224
  Service ...........................................     19,746          (24)       19,722      18,916           --        18,916
  Amortization of acquired technology ...............      1,155       (1,155)           --         375         (375)           --
                                                        --------    ---------     ---------    --------    ---------     ---------
    Total cost of revenues ..........................     22,626       (1,179)       21,447      20,515         (375)       20,140
                                                        --------    ---------     ---------    --------    ---------     ---------
Gross profit ........................................     84,581        1,179        85,760      78,525          375        78,900

Operating expenses:
  Research and development ..........................     27,226       (1,848)       25,378      22,722          (43)       22,679
  Sales and marketing ...............................     45,142         (500)       44,642      41,922           --        41,922
  General and administrative ........................      9,666           41         9,707      10,791           --        10,791
  Amortization of intangible assets .................        103         (103)           --          50          (50)           --
                                                        --------    ---------     ---------    --------    ---------     ---------
    Total operating expenses ........................     82,137       (2,410)       79,727      75,485          (93)       75,392
                                                        --------    ---------     ---------    --------    ---------     ---------
Income from operations ..............................      2,444        3,589         6,033       3,040          468         3,508
Interest income and other, net ......................      1,115           --         1,115       2,380           --         2,380
                                                        --------    ---------     ---------    --------    ---------     ---------
Income before income taxes ..........................      3,559        3,589         7,148       5,420          468         5,888
Income tax provision ................................        689           --           689       1,089           --         1,089
                                                        --------    ---------     ---------    --------    ---------     ---------
Net income ..........................................   $  2,870    $   3,589     $   6,459    $  4,331    $     468     $   4,799
                                                        ========    =========     =========    ========    =========     =========
Net income per share:
  Basic .............................................   $   0.03                  $    0.08    $   0.05                  $    0.06
                                                        ========                  =========    ========                  =========
  Diluted ...........................................   $   0.03                  $    0.07    $   0.05                  $    0.06
                                                        ========                  =========    ========                  =========

Weighted shares used to compute net income per share:
  Basic .............................................     85,184                     85,184      80,335                     80,335
                                                        ========                  =========    ========                  =========
  Diluted ...........................................     89,320                     89,320      82,959                     82,959
                                                        ========                  =========    ========                  =========

* THE FOLLOWING TABLE SUMMARIZES THE PRO FORMA ADJUSTMENTS FOR THE RESPECTIVE PERIODS PRESENTED:

                                              SIX MONTHS ENDED
                                                JUNE 30, 2004
                                                -------------
                                               2004      2003
                                               ----      ----
NET INCOME, GAAP: ..........................  $2,870    $4,331
  AMORTIZATION OF ACQUIRED TECHNOLOGY ......   1,155       375
  AMORTIZATION OF INTANGIBLE ASSETS ........     103        50
  AMORTIZATION OF STOCK-BASED COMPENSATION .   2,331        43
                                              ------    ------
NET INCOME, PRO FORMA: .....................  $6,459    $4,799
                                              ======    ======

                             INFORMATICA CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       JUNE 30,   DECEMBER 31,
                                                         2004        2003
                                                         ----        ----
ASSETS
Current assets:
  Cash and cash equivalents ........................   $ 86,604    $ 82,903
  Short-term investments ...........................    149,848     140,890
  Accounts receivable, net .........................     31,418      34,375
  Prepaid expenses and other current assets ........      7,598       5,124
                                                       --------    --------
    Total current assets ...........................    275,468     263,292

Property and equipment, net ........................     34,535      38,734
Restricted cash ....................................     12,166      12,166
Goodwill and intangible assets, net ................     86,088      87,511
Other assets .......................................      1,416       1,105
                                                       --------    --------
    Total assets ...................................   $409,673    $402,808
                                                       ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and other current liabilities ...   $ 39,694    $ 45,828
  Deferred revenue .................................     53,766      51,282
  Accrued restructuring charges ....................      4,170       4,624
  Accrued merger costs .............................        298         543
                                                       --------    --------
    Total current liabilities ......................     97,928     102,277

Accrued restructuring charges, less current portion       8,836      10,543
Accrued merger costs, less current portion .........        218         389

Stockholders' equity ...............................    302,691     289,599
                                                       --------    --------
    Total liabilities and stockholders' equity .....   $409,673    $402,808
                                                       ========    ========

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                             INFORMATICA CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        SIX MONTHS ENDED,
                                                                             JUNE 30,
                                                                             --------
                                                                        2004          2003
                                                                        ----          ----
OPERATING ACTIVITIES
Net income ........................................................  $   2,870     $   4,331
Adjustments to reconcile net income to net
  cash provided by operating activities:
Depreciation and amortization .....................................      5,257         5,751
Provision for doubtful accounts and accounts receivable reserve ...       (254)          177
Stock-based compensation ..........................................      2,700            43
Amortization of acquired technology and other intangible assets ...      1,258           425
Other .............................................................         19            62
Changes in operating assets and liabilities:
    Accounts receivable ...........................................      3,211         3,686
    Prepaid expenses and other current assets .....................     (2,301)        3,304
    Other assets ..................................................       (311)          (25)
    Accounts payable and other current liabilities ................     (6,134)          380
    Accrued restructuring charges .................................     (2,161)       (2,293)
    Accrued merger costs ..........................................       (203)           --
    Deferred revenue ..............................................      2,454        (1,169)
                                                                     ---------     ---------
      Net cash provided by operating activities ...................      6,405        14,672

INVESTING ACTIVITIES
Purchases of property and equipment, net ..........................     (1,434)       (1,246)
Purchases of investments ..........................................    (90,281)     (120,462)
Sales and maturities of investments ...............................     80,582        69,390
                                                                     ---------     ---------
      Net cash used in investing activities .......................    (11,133)      (52,318)

FINANCING ACTIVITIES
Proceeds from issuance of common stock ............................      8,408         3,052
Repurchase and retirement of common stock .........................         --       (10,445)
                                                                     ---------     ---------
      Net cash provided by (used in) financing activities .........      8,408        (7,393)
                                                                     ---------     ---------

Effect of foreign currency translation ............................         21           165
Increase (decrease) in cash and cash equivalents ..................      3,701       (44,874)
Cash and cash equivalents at beginning of period ..................     82,903       105,590
                                                                     ---------     ---------
Cash and cash equivalents at end of period ........................  $  86,604     $  60,716
                                                                     =========     =========